UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4058

THE KOREA FUND, INC.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/2005

ITEM 1.	REPORT TO STOCKHOLDERS

The Korea Fund, Inc.

Semiannual Report to Stockholders

December 31, 2005

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

The Korea Fund, Inc.

Investment Objective and Policies

long-term capital appreciation through investment in Korean securities

Investment Characteristics

a closed-end investment company investing in a broad spectrum of Korean securities first United States investment company authorized to invest in Korean securities a vehicle for international diversification through participation in the stock market a vehicle providing investments in some less liquid Korean opportunities

Executive Offices

The Korea Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

DWS Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.TheKoreaFund.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton LLP

Custodian

Brown Brothers Harriman & Co.

Subcustodian

Citibank Korea Inc.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — KF

Contents

Click Here Letter from the Chairman of the Board

Click Here Portfolio Management Review

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Stockholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Privacy Statement

Investments in funds involve risks. The fund focuses its investments in Korean issuers, thereby increasing its vulnerability to developments in Korea and its geographic regions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter from the Chairman of the Board

Dear Stockholders,

It is with pleasure that I write this, my first letter to you as Chairman of The Korea Fund, Inc. For those many stockholders that I have not as yet had the pleasure to meet, my experience spans some 35 years in the financial services industry, mainly in Asia. I have been involved in the closed-end fund industry since the 1970s, and have promoted, launched, administered, directed and/or chaired investment companies listed on the stock exchanges of New York, London, Hong Kong, Singapore and Sydney.

For a review and details of the investment performance of the fund over the past one-, three-, five- and 10-year periods, as well as the performance of the fund's benchmark over those periods I refer you to page 18 of this report.

In the summer, the fund conducted a successful in-kind tender offer for up to 50% of its outstanding shares. Further, and in accordance with the Board's previously announced plan of making six semiannual tender offers after the initial 50% offer, the Board announced in the fourth quarter of 2005 a measurement period to determine if the fund should make an offer to repurchase up to 10% of its outstanding shares. Each of these subsequent offers will be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the fund's shares trade on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during the respective 13-week measurement periods. After trading at an average discount of 5.63% during the recent measurement period, the fund launched a tender offer this January for 10% of its outstanding shares at a price per share equal to 98% of the next asset value per share as of the business day after the day the offer expires. The tender offer is scheduled to close as this document goes to print, so the final results of the tender will be available through press releases issued by the fund towards the end of February.

Although the repurchase program as originally announced contemplated in-kind repurchase offers, in which tendering stockholders would receive a pro rata share of the fund's portfolio rather than cash, the Board determined that a cash tender offer will be more beneficial to fund stockholders at this time. The Board intends to evaluate on a case-by-case basis the consideration for any future offers under the repurchase program, in light of its experience and the then-prevailing market and economic conditions.

As you may be aware, the intention of this ongoing exercise is to maintain a share price that deviates less from the fund's net asset value and thereby provides enhanced value to all stockholders. As announced in December, the Board is conducting a further review of mechanisms intended to manage the discount on which we shall update you.

Over the recent past your Board has taken significant actions to improve the fund's corporate governance and streamline its own functioning which, it believes, further demonstrates your Board's long-term commitment to the fund and to the highest level of corporate governance.

In October and effective from the time of the December annual meeting of stockholders, the Board voted to reduce its size from seven members to five in connection with the reduction of the fund's size through the proposed tender offers. Then-Chairman Robert J. Callander tendered his resignation as director effective as of the close of business on October 12. At the December meeting of stockholders, Director Kesop Yun was reelected, and Director William H. Luers retired from the Board. I would like to take this opportunity to express the Board's thanks to both Mr. Callander and Mr. Luers for their contributions to the fund over the years. After the October meeting the Board's directors, all of whom are independent of the fund's investment manager, elected me to serve as Chairman of the Board.

In December, the Board reconfirmed its commitment to pursue best practices of corporate governance, investor relations and the enhancement of stockholder value. Among issues agreed upon were:

A clarification of the fund's investment policy to "seek long-term capital growth through seeking to outperform the fund's benchmark by active management across the large-, medium- and small-cap sectors of the Korean equity market";

That the benchmark be retained as the Korea Stock Price Index (KOSPI) adjusted to include income;

Recognizing the preeminent role of stockholders in determining the future of the fund, the percentage of shares required to demand a Special Meeting has been reduced to 33% from 50%;

While reaffirming the previously announced tender offer program, the Board instigated a further review of mechanisms to manage the discount and ways to further enhance investor relations and stockholder value;

The formation of an investment committee to monitor performance of the fund and a broad peer group; and

The establishment of a proactive investor relations program aimed at improving the direct relationship with stockholders

In response to several stockholder queries of the fund's fair valuation methodology, I draw your attention to the statement of the fund's valuation policy set out on page 32 of this report.

These changes, combined with the fund's good performance in 2005, have made this past period, we believe, a special one for your fund. We thank you for your ongoing support.

Yours very sincerely,

Julian Reid, Chairman

Portfolio Management Review

In the following interview, Lead Portfolio Manager Terrence Gray discusses the market environment, fund performance and the strategy for managing The Korea Fund, Inc., during the six-month period ended December 31, 2005.

Q:  How did South Korea's stock market perform during the semiannual period?

A:  Korea1 delivered an outstanding performance during the period, capping a year in which it was not only the top-performing market in Asia but also one of the leading markets in the world. The KOSPI index returned 40.23% for the six-month period and 59.04% for the year, closing at an all-time high of 1,379.37.2 Korea's six- and 12-month returns were far ahead of both the MSCI Emerging Markets Index (26.62%, 34.54%) and the MSCI World Index (10.25%, 9.49%).3 US dollar investors were also helped by the rising value of the Korean won. While at the beginning of the year 1,047.50 won were required to purchase one dollar, the exchange rate improved to 1,032.10 at midyear and 1,010.85 by year-end.

Korea has long traded at a discount to other global markets for a variety of reasons, including the influence of the industrial conglomerates, opaque management practices and the lack of stockholder-friendly corporate policies. Although the process of resolving these issues has been under way for years, a more recent problem has been the high level of consumer credit card debt, which dampened consumption and weighed on market sentiment. Once it became clear that this problem had begun to dissipate, Korea, with its low valuations and attractive fundamentals, was a natural beneficiary of the liquidity-fueled surge of investment flows into emerging markets in 2005. The result was that the long-standing "Korea discount" began to narrow, with the market's price-to-earnings ratio climbing from about eight times earnings at the start of the year to 10.5 times by the close. Together with sharply rising corporate earnings, this multiple expansion led to a robust gain in Korea's stock market.

1 Please note that for the purposes of this report, the term "Korea" refers to South Korea. North Korea is identified as such.

2 KOSPI is an unmanaged, capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the "Korea Stock Exchange"). Index returns from June 30, 1995 forward assume reinvestment of all dividends. Prior to that date, the return is price change only. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization- weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.

MSCI indices are calculated using closing market prices and convert to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Another notable development during 2005 was the increased participation of retail investors. Relatively unattractive yields on fixed-income securities, along with rising investor confidence, sparked heavy inflows of retail money into the market. Koreans are accessing the market in a variety of ways: through mutual funds, directly via brokerage accounts, and through automatic participation programs in which money is deducted from paychecks and invested in the market. We believe these trends indicate the continued development of an "investor class" in Korea, which over time should shift even greater power into the hands of stockholders.

Q:  How did the fund perform?

A:  For the six months ended December 31, 2005, the net asset value (NAV) total return of The Korea Fund was 37.69%. Its share price — quoted on the NYSE — returned 32.99% to close at $35.60 per share, representing a discount of (9.21)% to NAV. The fund underperformed the benchmark by a slight margin during the semiannual period. (Please see pages 18 through 19 for more complete performance information. Past performance is no guarantee of future results.) However, we continue to take advantage of the fund's closed-end structure by looking for stocks we can hold for at least a three- to five-year period. This is the most important aspect of our investment process, and it has held the fund in good stead over time. As a result, we believe the fund's long-term track record is, and will continue to be, a better measure of its performance than its results during a six-month time frame.

Q:  What factors helped and hurt performance?

A:  The fund was hurt by its underweight position in banks and brokers, the top-performing area of the market during the period.

While we saw a fundamental rerating of Korean equities in 2005, we believe these sectors moved ahead of fundamentals, given that many stocks reached all-time highs on a price-to-book basis. This leaves limited upside, in our view. Given the fund's long-term investment approach, we have not repositioned the portfolio to take advantage of the short-term market environment. However, we did capitalize on the rally in financials through our holdings in Jeonbuk Bank Ltd., a regional bank, as well as Korea Investment Holdings Co., Ltd. and Daishin Securities Co., Ltd, both of which capitalized on the rising participation of retail investors. All three stocks delivered outstanding returns and outperformed the benchmark during the second half of the year. Also in financials, the fund's positions in the insurance stocks Meritz Fire & Marine Insurance Co. Ltd. and Samsung Fire & Marine Insureance Co. Ltd. both delivered market-beating returns.

We continue to look for opportunities among small- and mid-cap stocks. Approximately 36% of the fund's assets are now invested outside of the large-cap area. In our view, this is another benefit of the fund's closed-end status — the ability to take long-term positions in less liquid equities. A notable winner for the fund among smaller companies was Taegu Department Store Co. Ltd., a regional retailer benefiting from rising consumer purchasing. Phicom Corp., which returned nearly 95% for the period, was another top performer. The company, which makes fabrication equipment for liquid crystal displays, benefited from the surge in capital spending as companies ramp up their production capacity for LCDs.

A notable detractor from performance was S-Oil Corp., an oil refiner that had performed well in the past but took a breather in 2005. We believe S-Oil, which has a high dividend yield, is one of the most efficiently run refining companies in the global markets, and we continue to hold it in the portfolio. Other notable detractors from performance were the fund's holdings in Interflex Co. Ltd., a printed circuit board manufacturer that has experienced rising competition, and Crown Confectionary Co. Ltd., one of Korea's leading snack food companies. Crown experienced some issues with labor unions due to the recent acquisition of a competitor, but we felt this was a short-term phenomenon with no impact on the long-term investment case.

Q:  What is your broad view on the Korean stock market?

A:  After three years of exceptional gains for Korean equities, we are naturally more cautious on the short-term market outlook. While earnings momentum remains strong, and the market as a whole is still attractively valued within both a global and a regional context, certain sectors have begun to look more expensive. That said, we retain our long-standing positive view on the long-term potential of Korean stocks. All of the factors we have cited in the past — such as improved corporate performance, the expansion of the retail investor base and Korea's entrepreneurial spirit — continue to support strong long-term market performance. Despite these positives, as well as the strong performance of the market in 2005, the valuation gap between Korea and other global markets continues to exist. We believe the foundation is firmly in place for this gap to close still further in the years ahead, and we will seek to take advantage of this by maintaining our long-term approach to investing.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., DWS Global High Income Fund, Inc., DWS Global Commodities Stock Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Korean Advisor

Deutsche Investment Trust Management Company Limited ("DeITMC"), located at 19F, Youngpoong Building, 33, Seorin-Dong, Chongro-ku, Seoul, Korea, serves as subadvisor to the fund. DeITMC renders investment advisory and management services with regard to the fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

Tender Offers and Fee Reductions

The fund's Board of Directors has recently approved a series of measures designed to enhance stockholder value and to maintain the fund's viability.

On December 15, 2004, the fund announced its approval, subject to fiduciary and other applicable requirements and regulatory approvals, of a purchase of 50% of outstanding shares at a price equal to 98% of the NAV per share as of the day after the date such offer expired. The fund also announced its approval of a plan to conduct six subsequent semiannual purchase offers in accordance, each for 10% of the then-outstanding shares at a price equal to 98% of NAV per share as of the day after the date each such offer expires, if shares trade on the NYSE at an average weekly discount from NAV greater than 5% during a 13-week measuring period ending the last day of the preceding half-year. Payment for any shares purchased pursuant to the repurchase program would be made in-kind through a pro rata distribution of securities from the fund's portfolio on the day after the date such offer expires.

The Board also announced a reduction, effective December 1, 2004, in the fees payable to the fund's manager. Previously, the annual management fee had ranged from 1.15% on the first $50 million of net assets to 0.85% of net assets over $1.050 billion. Under the amended advisory agreement, the management fee ranges from 0.60% on the first $250 million of net assets to 0.50% of net assets in excess of $1 billion. On the fund's current assets as of June 30, 2005, this represents an overall reduction of approximately 42% in the management fee.

On July 8, 2005, the fund commenced a tender offer for up to 22,350,747 shares, representing approximately 50% of its issued and outstanding shares of common stock in exchange for portfolio securities of the fund at a price per share equal to 98% of the net asset value per share as of the day after the day the offer expires. On August 25, 2005, the fund announced that it had accepted, after adjusting for fractional shares in accordance with the terms of the offer, the tender of 14,737,788 shares. This represented approximately 33% of the fund's outstanding shares.

The average weekly discount of the fund during the 13-week measuring period ending December 31, 2005 was 5.63%. On January 11, 2006, the Board met to consider a 10% repurchase offer pursuant to the repurchase program. The Board determined that although the repurchase program originally contemplated in-kind purchase offers in which tendering stockholders would receive a pro rata share of the fund's portfolio, rather than cash, the fund would conduct this tender offer for cash consideration. The Board believes that using cash consideration will facilitate participation by smaller stockholders and result in lower transaction costs. The Board intends to evaluate on a case-by-case basis the consideration for any future offers under the repurchase program, in light of its experience and then-prevailing market and economic conditions.

On January 19, 2006, the fund commenced a tender offer for cash for up to 2,996,371 of its shares of common stock, representing approximately 10% its outstanding shares, at a price per share equal to 98% of the net asset value per share as of the day after the day the offer expires. The tender offer will remain open through February 16, 2006, unless extended.

The fund's report is not an offer to purchase or the solicitation of an offer to sell shares of the fund. The tender offers referred to in the fund's report will be made only by the offer to purchase and related letter of transmittal. Stockholders should review these documents carefully when they are available, because they will contain important information. These documents will be available to investors free at the Web site of the Securities and Exchange Commission (www.sec.gov), as well as on the fund's Web site at www.TheKoreaFund.com. An offer to purchase will not be made to, nor will tenders pursuant to an offer to purchase be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer to purchase would violate the jurisdiction's laws.

There can be no assurance that this offer or any other actions taken by the Board will reduce or eliminate any market price discount from NAV of the fund's shares. The market price of the fund shares will also be determined by, among other things, the relative demand for and supply of fund shares in the market, the fund's investment performance, the fund's dividends and yield, and investor perception of the fund's overall attractiveness as an investment as compared with other investment alternatives.

Annual Meeting of Stockholders

On July 26, 2005, the Board of Directors of the fund announced that the annual meeting of stockholders of the fund, normally held in October, would be held on December 14, 2005. The later meeting date reflected a decision by the board to defer action on the Board's nominees for election at the meeting until the results of the then-pending tender offer, with the attendant possible changes in the fund's ownership, were known.

Changes in Officers

On December 14, 2005, the Board of Directors elected Vincent Esposito as President and Chief Executive Officer, replacing Julian Sluyters. Additionally, Elisa Metzger was elected as Chief Legal Officer of the fund, replacing Daniel Hirsch and John Millette was elected as Secretary of the fund, replacing Carole Coleman.

Changes in the Board of Directors

On October 11, 2005, the Board of Directors of the fund voted to reduce the number of Directors of the fund from seven to five and to reduce the number of Class II Directors from three to one, effective as of the annual meeting. On that date the Board also voted to nominate Kesop Yun, a current Class II Director, for reelection at the annual meeting. Robert J. Callander resigned as chairman of the Board and director on October 12, 2005. William H. Luers retired from the Board as of the 2005 annual meeting of stockholders of the fund. Stockholders reelected Kesop Yun to the Board at the annual meeting. Julian Reid was elected as the new chairman of the Board as of December 14, 2005.

Dividend Reinvestment and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 41. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 4121-9066, 1-800-294-4366.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Share Repurchases

The Board of Directors of The Korea Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the Board, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the twelve months ended December 31, 2005, the fund repurchased no shares pursuant to this share repurchase plan as described above.

Net Asset Value

The fund's NAV is available daily on our Web site at www.TheKoreaFund.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

DWS Scudder

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and certain Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. In addition, the Web site for The Korea Fund, Inc. will remain www.TheKoreaFund.com.

Investment Summary as of December 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.theKoreaFund.com for the Fund's most recent performance.

Historical Information as of 12/31/05
	Total Return (%)[d]
	Market Value[a]		Net Asset Value[a]		Index[b]		Index[c]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	9.10	—	14.66	—	16.79	—	13.09	—
One Year	51.18	—	55.28	—	59.04	—	54.13	—
Three Year	173.89	39.91	152.14	36.11	161.52	37.73	121.07	30.24
Five Year	332.86	34.05	293.63	31.53	257.38	28.97	187.96	23.53
Ten Year	122.95	8.35	169.58	10.43	30.65	2.71	71.85	5.56
Per Share Information and Returns (a)
	Yearly periods ended December 31

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Net Asset Value ($)	13.55	4.44	9.59	23.13	12.79	15.89	16.56	20.97	25.80	39.21
Income Dividends ($)	—	—	—	—	.17	.01	.18	.30	.45	.50
Capital Gains Distributions ($)	.60	—	—	—	—	1.53	.67	—	.20	.35
Total Return (%)	-30.01	-66.50	115.99	141.19	-44.24	42.71	9.39	28.84	26.03	55.28

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

b Korea Stock Price Index ("KOSPI") in US dollars.

c KOSPI in local terms.

d Returns less than one year are not annualized.

KOSPI is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the "Korea Stock Exchange"). Index returns from June 30, 1995 forward assume reinvestment of all dividends. Prior to that date, the return is price change only. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary as of December 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	6/30/05

Common Stocks	81%	84%
Preferred Stocks	19%	16%
	100%	100%
Sector Diversification (Sector breakdown of the Fund's equity securities)	12/31/05	6/30/05

Information Technology	27%	28%
Financials	21%	17%
Consumer Discretionary	20%	19%
Consumer Staples	10%	11%
Materials	8%	9%
Energy	5%	8%
Industrials	5%	4%
Telecommunications Services	3%	3%
Health Care	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2005 (60.5% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	18.1%
2. Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	9.6%
3. Hyundai Motor Co. Manufacturer of motor vehicles	8.4%
4. Kookmin Bank Provider of commercial banking services	4.4%
5. POSCO Manufacturer of steel	4.3%
6. S-Oil Corp. Refines crude oil and sells petroleum and related products	3.8%
7. Hankook Tire Co., Ltd. Manufacturer of tires, tire tubes and aluminum alloy wheels	3.6%
8. Shinsegae Co., Ltd. Operator of discount stores	3.4%
9. SK Telecom Co., Ltd. Provider of mobile telecommunication services	2.7%
10. Seoul Semiconductor Co., Ltd. Manufactures parts for electric products	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Please call 1-800-349-4281.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 81.0%
Consumer Discretionary 12.1%
Auto Components 6.3%
Hankook Tire Co., Ltd.	3,021,893	42,289,003
Hyundai Mobis	237,242	21,547,231
Nexen Tire Corp.	270,761	5,648,994
Samsung Climate Control Co., Ltd. (a)	560,224	4,244,759
		73,729,987
Hotels Restaurants & Leisure 2.3%
Hotel Shilla Co., Ltd.	581,047	7,400,977
Kangwon Land, Inc.	996,081	20,094,925
		27,495,902
Internet & Catalog Retail 0.4%
GS Home Shopping, Inc.	38,044	4,820,126
Media 1.3%
Cheil Communications, Inc.	54,153	11,759,697
Yedang Entertainment Co., Ltd.*	360,584	4,107,250
		15,866,947
Multiline Retail 1.5%
Taegu Department Store Co., Ltd.* (a)	904,880	17,076,598
Textiles, Apparel & Luxury Goods 0.3%
BYC Co., Ltd. (a)	26,761	3,124,849
Consumer Staples 8.9%
Beverages 0.4%
Hite Brewery Co., Ltd. (b)	33,846	4,791,207
Food & Staples Retailing 3.4%
Shinsegae Co., Ltd.	91,914	40,034,618
Food Products 3.1%
CJ Corp. (a)	67,424	6,925,977
Crown Confectionary Co., Ltd. (a)	64,714	9,376,246
Nam Yang Dairy Products Co., Ltd.	22,771	12,842,464
Nhong Shim Co., Ltd.	25,880	7,152,771
		36,297,458
Tobacco 2.0%
KT&G Corp.	514,085	22,888,722
Energy 4.5%
Oil, Gas & Consumable Fuels
S-Oil Corp.	560,001	38,973,449
SK Corp.	276,717	14,237,523
		53,210,972
Financials 18.3%
Banks 6.0%
Jeonbuk Bank Ltd. (a)	1,962,473	18,888,591
Kookmin Bank	615,438	46,031,378
Kookmin Bank (ADR) (b)	68,312	5,103,590
		70,023,559
Capital Markets 1.6%
Korea Investment Holdings Co., Ltd.	295,739	12,357,799
Samsung Securities Co., Ltd.	111,500	6,756,295
		19,114,094
Consumer Finance 0.9%
LG Card Co., Ltd.*	204,221	10,121,823
Insurance 9.8%
Korean Reinsurance Co.	1,112,357	11,664,425
Meritz Fire & Marine Insurance Co. (a)	395,893	20,603,618
Samsung Fire & Marine Insurance Co., Ltd. (a)	663,110	83,387,581
		115,655,624
Health Care 0.7%
Pharmaceuticals
Choongwae Pharma Corp.	61,774	2,390,758
Yuhan Corp.	34,679	6,218,351
		8,609,109
Industrials 4.7%
Air Freight & Logistics 1.4%
Korea Express Co., Ltd.*	219,344	17,288,388
Building Products 0.2%
Samwoo EMC Co., Ltd. (a)	510,926	2,241,753
Commercial Services & Supplies 1.7%
Insun ENT Co., Ltd. (c)	255,329	3,393,419
S1 Corp.	381,954	16,469,502
		19,862,921
Construction & Engineering 0.2%
Samho International Co., Ltd.	141,088	2,267,456
Electrical Equipment 0.8%
KL Tech, Inc.*	91,600	1,724,927
LG.Philips LCD Co., Ltd. (ADR)* (b)	347,947	7,466,943
		9,191,870
Machinery 0.4%
Korea Iron & Steel Co., Ltd.	153,793	4,733,761
Information Technology 21.7%
Communications Equipment 0.3%
INTOPS Co., Ltd.	109,997	3,676,574
Electronic Equipment & Instruments 3.7%
Ace Digitech Co. Ltd.*	286,535	2,941,541
Interflex Co., Ltd. (a)	452,035	6,255,425
Jahwa Electronics Co., Ltd.	527,917	4,468,961
NEPES Corp.*	3,404	61,592
Phoenix PDE Co., Ltd.	582,100	3,101,837
Samsung SDI Co., Ltd.	142,119	16,259,238
SE Co., Ltd. (a) (c) (d)	636,950	1,978,556
Simm Tech Co., Ltd.	739,583	5,554,160
Wooree ETI Co., Ltd.*	194,200	3,069,655
		43,690,965
Internet Software & Services 0.8%
NHN Corp.*	34,115	9,004,377
Semiconductors & Semiconductor Equipment 16.7%
Mtekvision Co., Ltd.	56,318	1,973,478
Phicom Corp. (a)	1,010,716	12,456,044
Samsung Electronics Co., Ltd. (e)	230,350	148,381,700
Seoul Semiconductor Co., Ltd. (a)	650,192	25,204,807
SFA Engineering Corp. (a)	315,573	7,885,375
		195,901,404
Software 0.2%
Ahnlab, Inc.	80,869	2,258,127
Materials 7.5%
Chemicals 1.5%
LG Chemical Ltd.	143,834	8,075,955
Samsung Fine Chemicals Co., Ltd.	287,682	9,395,854
		17,471,809
Construction Materials 0.3%
Sungshin Cement Co., Ltd. (a)	186,957	3,721,409
Containers & Packaging 0.3%
Youlchon Chemical Co., Ltd.	237,795	2,786,853
Metals & Mining 5.4%
Dongkuk Steel Mill Co., Ltd.	792,585	12,467,538
POSCO	254,977	50,656,536
SODIFF Advanced Materials Co., Ltd.	35,227	702,980
		63,827,054
Telecommunication Services 2.6%
Wireless Telecommunication Services
SK Telecom Co., Ltd.	174,924	31,126,870
Total Common Stocks (Cost $257,431,261)		951,913,186

Preferred Stock 19.7%
Consumer Discretionary 8.4%
Automobiles
Hyundai Motor Co.	1,022,120	65,222,419
Hyundai Motor Co. (2nd)	499,954	33,803,827
		99,026,246
Consumer Staples 1.5%
Food Products
CJ Corp.	201,178	12,585,232
CJ Corp. (2nd)	34,073	2,826,980
CJ Corp. (3rd) (Convertible)	20,446	1,667,884
		17,080,096
Energy 0.5%
Oil, Gas & Consumable Fuels
S-Oil Corp.	105,626	6,120,649
Financials 3.2%
Diversified Financial Services 0.6%
Daishin Securities Co., Ltd.	450,481	7,511,885
Insurance 2.6%
Samsung Fire & Marine Insurance Co., Ltd.	361,365	29,857,502
Information Technology 5.7%
Electronic Equipment & Instruments 0.2%
Samsung SDI Co., Ltd.	23,231	1,781,254
Semiconductors & Semiconductor Equipment 5.5%
Samsung Electronics Co., Ltd. (e)	134,164	64,722,624
Materials 0.4%
Chemicals
LG Chemical Ltd.	130,644	5,144,647
Total Preferred Stocks (Cost $26,166,910)		231,244,903
	Principal Amount ($)	Value ($)

Convertible Bond 0.0%
Consumer Staples
Haitai Confectionery Loan Certificates, Zero Coupon, 11/28/2009 (c) (f) (g) (Cost $0)	9,577,892	8,307
	Shares	Value ($)

Securities Lending Collateral 1.2%
Daily Assets Fund Institutional, 4.28% (h) (i) (Cost $14,667,700)	14,667,700	14,667,700

Cash Equivalents 0.1%
Cash Management QP Trust, 4.26% (j) (Cost $920,397)	920,397	920,397
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $299,186,268)+	102.0	1,198,754,493
Other Assets and Liabilities, Net	(2.0)	(23,963,718)
Net Assets	100.0	1,174,790,775

* Non-income producing security.

+ The cost for federal income tax purposes was $300,447,150. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $898,307,343. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $904,070,918 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,763,575.

(a) Affiliated issuer (see Notes to Financial Statements).

(b) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $14,241,232 which is 1.2% of net assets.

(c) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $5,380,282 (0.5% of net assets at December 31, 2005). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 2005 aggregated $5,359,894. The securities may also have certain restrictions as to resale.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

A Shareholder of SE Co. Ltd. has given the Fund a put option at cost, payable on demand until it has an initial public offering. Information concerning the private placement security at December 31, 2005 is as follows:

Restricted Securities	Acquisition Date	Cost ($)	Value ($)	As a % of Net Assets
SE Co., Ltd.	12/22/2000	1,616,637	1,978,556	0.2

(e) At December 31, 2005, 18.1% of the Fund's net assets is invested in Samsung Electronics Co., Ltd.

(f) Company in restructuring process, principal only subject to repayment.

(g) Principal amount stated in Korean Won.

(h) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending.

(j) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $216,684,577) — including $14,241,232 of securities loaned	$ 959,794,808
Affiliated issuers — Note I (cost $66,913,594)	223,371,588
Investment in Daily Assets Fund Institutional (cost $14,667,700)*	14,667,700
Investment in Cash Management QP Trust (cost $920,397)	920,397
Total investments in securities, at value (cost $299,186,268)	1,198,754,493
Korean won, at value (cost $4,288,041)	4,395,951
Dividends receivable	13,462,650
Interest receivable	5,330
Other assets	30,739
Total assets	1,216,649,163
Liabilities
Accrued management fee	652,796
Distributions payable	25,469,149
Payable upon return of securities loaned	14,667,700
Other accrued expenses and payables	1,068,743
Total liabilities	41,858,388
Net assets, at value	$ 1,174,790,775
Net Assets
Net assets consist of: Undistributed net investment income	3,568,428
Net unrealized appreciation (depreciation) on: Investments	899,568,225
Won related transactions	129,746
Accumulated net realized gain (loss)	318,636,905
Cost of 20,045,197 shares held in treasury	(573,343,231)
Paid-in capital	526,230,702
Net assets, at value	$ 1,174,790,775
Net Asset Value per share ($1,174,790,775 ÷ 29,963,705 shares of common stock issued and outstanding, $.01 par value, 200,000,000 shares authorized)	$ 39.21

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2005 (Unaudited)
Investment Income
Income: Dividends — unaffiliated issuers (net of foreign taxes withheld of $2,654,379)	$ 13,478,608
Dividends — affiliated issuers (net of foreign taxes withheld of $257,199)	1,410,314
Interest	84,002
Interest — Cash Management QP Trust	24,304
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	202
Total Income	14,997,430
Expenses: Management fee	3,206,767
Services to shareholders	17,664
Custodian and accounting fees	893,080
Auditing	60,960
Legal	419,920
Directors' fees and expenses	154,160
Reports to shareholders and annual meeting	224,045
Stock exchange listing fees	71,280
Other	178,258
Total expenses, before expense reductions	5,226,134
Expense reductions	(6,984)
Total expenses, after expense reductions	5,219,150
Net investment income (loss)	9,778,280
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	278,213,684
Investments — Affiliated issuers	43,440,045
Won related transactions	(597,828)
321,055,901
Net unrealized appreciation (depreciation) during the period on: Investments	27,427,530
Won related transactions	769,220
28,196,750
Net gain (loss) on investment transactions	349,252,651
Net increase (decrease) in net assets resulting from operations	$ 359,030,931

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2005 (Unaudited)	Year Ended June 30, 2005
Operations: Net investment income (loss)	$ 9,778,280	$ 17,984,136
Net realized gain (loss) on investment transactions	321,055,901	21,533,645
Net unrealized appreciation (depreciation) during the period on investment transactions	28,196,750	327,247,329
Net increase (decrease) in net assets resulting from operations	359,030,931	366,765,110
Distributions to shareholders from: Net investment income	(14,981,852)	(20,115,675)
Net realized gains	(10,487,297)	(8,940,299)
Fund share transactions:
Cost of shares tendered	(459,612,656)	—
Net increase (decrease) in net assets from Fund share transactions	(459,612,656)	—
Increase (decrease) in net assets	(126,050,874)	337,709,136
Net assets at beginning of period	1,300,841,649	963,132,513
Net assets at end of period (including undistributed net investment income of $3,568,428 and $8,772,000, respectively)	$ 1,174,790,775	$ 1,300,841,649
Other Information
Shares outstanding at beginning of period	44,701,493	44,701,493
Shares tendered	(14,737,788)	—
Shares outstanding at end of period	29,963,705	44,701,493

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2005[a]	2005	2004	2003	2002	2001
Per Share Operating Performance
Net asset value, beginning of period	$ 29.10	$ 21.55	$ 17.62	$ 20.20	$ 13.01	$ 20.04
Income (loss) from investment operations Net investment income (loss)[b]	.29	.40	.20	.17	.11	.17
Net realized and unrealized gain (loss) on investment transactions	10.40	7.80	3.90	(1.90)	7.20	(5.61)
Total from investment operations	10.69	8.20	4.10	(1.73)	7.31	(5.44)
Less distributions from: Net investment income	(.50)	(.45)	(.30)	(.18)	—	(.18)
Net realized gains on investment transactions	(.35)	(.20)	—	(.67)	(.12)	(1.41)
Total distributions	(.85)	(.65)	(.30)	(.85)	(.12)	(1.59)
NAV accretion resulting from repurchases, shares tendered and reinvestment of distributions for shares at value	.27	—	.13	.00[c]	.00[c]	—
Net asset value, end of period	$ 39.21	$ 29.10	$ 21.55	$ 17.62	$ 20.20	$ 13.01
Market value, end of period	$ 35.60	$ 27.35	$ 18.85	$ 14.99	$ 16.44	$ 10.58
Total Return
Per share net asset value (%)[d]	37.69**	38.66	24.15	(8.34)	56.39	(25.01)
Per share market value (%)[d]	32.99	49.06	27.66	(4.29)	56.71	(13.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,175	1,301	963	879	1,009	651
Ratio of expenses (%)	.86*	1.13	1.27	1.26	1.21	1.23[e]
Ratio of net investment income (loss) (%)	1.62*	1.58	.94	.99	.69	1.18
Portfolio turnover rate (%)	2[f]	10	20	7	18	40

a For the six months ended December 31, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c Amount is less than $.005 per share.

d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from, or premium to, net asset value at which the Fund's shares trade during the period.

e Ratio of expenses before expense reductions was 1.24%.

f Excludes securities delivered as a result of processing in-kind transactions.

* Annualized.

** Not annualized.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors. The Fund uses a fair valuation model to value Korean equity securities that takes into account events which have happened subsequent to the Korea market closing up to the close of the New York Stock Exchange.

Securities Lending. Effective December 14, 2005, the Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 2005, the exchange rate for Korean won was W 1,010.85 to US $1.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

The Fund was subject to a securities transaction tax aggregating $2,239,363, due to the tender offer and redemption-in-kind of the Fund's Korean securities that expired on August 19, 2005. This tax was charged to realized gain (loss) on investments.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the Fiscal year.

Dividend Income. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and shareholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued by management on the ex-dividend date in the prior December and/or June period end. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $21,283,485 and $13,331,587, respectively.

In connection with the tender offer (see Note K), the Fund distributed portfolio securities and cash as payment for the tendered shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their cost. Gains realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated net realized gain/loss at year-end. During the six month period ending December 31, 2005, the Fund realized $9,373,233 of net gain.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable is equal to an annual rate of 0.60% on the first $250,000,000 of the Fund's month-end net assets, 0.575% on the next $250,000,000 of such net assets, 0.55% on the next $250,000,000 of such net assets, 0.525% on the next $250,000,000 of such net assets, and 0.50% of such net assets in excess of $1,000,000,000. For the six months ended December 31, 2005, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.53% of the Fund's average month-end net assets.

Deutsche Investment Trust Management Company Limited ("DeITMC"), also a wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor to the Fund. DeITMC renders investment advisory and management services with regard to the Fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2005, the amount charged to the Fund by DWS-SISC aggregated $8,100, of which $1,350 is unpaid.

DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the six months ended December 31, 2005 the amount charged to the Fund by DWS-SSC aggregated $7,500, of which $1,250 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated all accounting functions to SSB. DWS-SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended December 31, 2005, the amount charged to the Fund by DWS-SFAC aggregated $228,880, of which $45,735 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer (See Note K), however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund's license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund's operations.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Exchange. As of December 31, 2005, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the "FSC") before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank such as Kookmin Bank or 15% of the outstanding voting shares of a regional bank such as Jeonbuk Bank, and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund's holdings in each of GS Home Shopping, Inc. and SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of December 31, 2005.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Ownership of the Fund

At December 31, 2005, the City of London Investment Group PLC held approximately 18% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

H. Expense Reductions

For the six months ended December 31, 2005, the Manager agreed to reimburse the Fund $6,984, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

I. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the six months ended December 31, 2005 with companies which are or were affiliates is as follows:

Affiliate	Value at June 30, 2005 ($)	Common/ Preferred Shares	Total Purchase Cost ($)	Total Sales Cost ($)	Total Realized Gain/ (Loss) ($)	Dividend Income ($)*	Value at December 31, 2005 ($)
Anycell	—	—	—	2,020,774	(2,020,774)	-	—
BYC Co., Ltd.	2,257,028	26,761	—	667,318	168,994	15,449	3,124,849
CJ Corp	7,380,024	67,424	—	430,102	1,737,352	91,751	6,925,977
Crown Confection	14,702,465	64,714	—	4,149,890	(336,246)	53,372	9,376,246
Daeyang E&C Ltd.	9,144,525	—	—	5,360,494	2,450,762	—	—
Interflex Co., Ltd.	13,148,793	452,035	—	4,139,087	(800,995)	55,921	6,255,425
Jeonbuk Bank	15,311,560	1,962,473	—	3,300,224	2,590,158	155,465	18,888,591
Meritz Fire & Marine Insurance Co.	12,983,002	395,893	—	1,653,236	3,511,307	—	20,603,618
Phicom Corp.	6,831,582	1,010,716	2,382,867	1,422,055	1,339,211	124,907	12,456,044
Samsung Climate Control Co., Ltd.	4,467,342	560,224	—	934,798	633,879	13,861	4,244,759
Samsung Fire & Marine Insurance Co. Ltd.	79,187,981	663,110	—	2,321,700	25,637,896	—	83,387,581
Samwoo EMC Co., Ltd.	2,995,292	510,926	—	676,041	476,082	63,141	2,241,753
SE Co. Ltd.	1,933,323	636,950	—	—	—	—	1,978,556
Seoul Semi- conductor Co., Ltd.	29,385,634	650,192	—	4,529,701	4,014,409	158,189	25,204,807
SFA Engineering Co.	12,005,567	315,573	—	1,713,145	1,940,423	195,197	7,885,375
Sung Shin Cement	5,232,964	186,957	—	1,775,966	194,047	192,736	3,721,409
Taegu Department Store Co., Ltd.	12,345,615	904,880	—	2,712,882	1,903,540	290,325	17,076,598
			2,382,867	37,807,413	43,440,045	1,410,314	223,371,588

* Net of foreign taxes withheld.

** Not an affiliate at December 31, 2005

J. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. The Fund did not repurchase shares during the six months ended December 31, 2005 and the year ended June 30, 2005.

K. Tender Offer

In accordance with the Fund's Board of Directors approval on December 15, 2004, of an offer to repurchase 50% of the Fund's outstanding shares, on July 8, 2005, the Fund commenced a tender offer for up to 22,350,747 of its shares, representing approximately 50% of its issued and outstanding shares of common stock, in exchange for portfolio securities of the Fund at a price per share equal to 98% of the net asset value per share as of the day after the offer expires. Shareholders exchanging their shares in the offer received a pro rata share of the Fund's portfolio. The tender offer remained open through August 19, 2005. The shares tendered were 14,737,788. The tender offer was conducted in order to provide shareholders with an alternative source of liquidity for their investment in Fund shares and as part of the Fund's continuous efforts to provide additional value to shareholders.

The program for future tender offers consists of semiannual offers, each to repurchase 10% of the Fund's shares then outstanding, at a price of 98% of net asset value on the day after expiration of the offer, in the three calendar years following completion of the initial offer. Each of these subsequent offers would be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the Fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measuring period ending the last day of the preceding half-year.

On January 11, 2006, the Board met to consider a 10% repurchase offer pursuant to the repurchase program. The Board has determined that although the repurchase program originally contemplated in-kind purchase offers in which tendering shareholders would receive a pro rata share of the Fund's portfolio, rather than cash, the Fund would conduct this tender offer for cash consideration. The Board believes that using cash consideration will facilitate participation by smaller shareholders and result in lower transaction costs. The Board intends to evaluate on a case-by-case basis the consideration for any future offers under the repurchase program, in light of its experience and then-prevailing market and economic conditions.

On January 19, 2006, the Fund commenced a tender offer for cash for up to 2,996,371 of its shares of common stock, representing approximately 10% its outstanding shares, at a price per share equal to 98% of the net asset value per share as of the day after the day the offer expires. The tender offer will remain open through February 16, 2006, unless extended.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders (the "Meeting") of The Korea Fund, Inc. (the "fund"), was held on December 14, 2005, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the candidate nominated for election as Director, Mr. Kesop Yun, was reelected as a Class II Director of the fund.

1. To elect one Director of the fund to hold office for a term of three years and until his successor shall have been duly elected and qualified:

	Number of Votes:
Director	For	Withheld
Kesop Yun	22,627,926	583,285

Investment Management Agreement Approval

Board Considerations

On July 6, 2005, the Board approved the continuance of the Investment Advisory, Management and Administration Agreement with DeAM as the Fund's manager effective as of October 1, 2005. In December 2004, the Board commenced a comprehensive review of the Fund's current investment management arrangements with DeAM, including consideration of possible alternative managers for the Fund. The Board's review included engaging an independent consultant to advise the Board while conducting a request for proposals process for potential new managers for the Fund. In June 2005, the Board announced that the Directors had unanimously agreed to continue the Fund's relationship with its current manager, and in July 2005, the Board took formal action to continue the existing Investment Advisory, Management and Administration Agreement.

In reaching this decision, the Board was encouraged by the new investment team responsible for managing the Fund and the anticipated changes in investment process. The Board also expressed its intention to monitor the progress of the new management team and the results of its investment process, recognizing that the Board would have the opportunity to review these arrangements again in 2006.

In reaching its decision to continue its relationship with DeAM and to renew the Investment Advisory, Management and Administration Agreement, the Board considered the following factors, among others:

The advisory fees paid by the Fund were substantially reduced and the overall scope of services provided to the Fund and the standard of care applicable to those services was unchanged. Effective December 1, 2004, the Board approved a reduction in the fees payable to DeAM. Previously, the annual management fee had ranged from 1.15% on the first $50 million of net assets to 0.85% of net assets over $1.050 billion. Under the amended advisory agreement, the management fee ranges from 0.60% on the first $250 million of net assets to 0.50% of net assets in excess of $1 billion. On the Fund's current assets, this represents an overall reduction of approximately 45% in the management fee.

The Fund's proposed tender offer for up to 50% of its outstanding shares. The Board also considered fees paid by DeAM under the Investment Advisory and Management Agreement in light of the services DeAM will continue to provide and its estimated costs of providing such services and concluded that such fees are fair and reasonable. The Board noted that the reduction in management fees and the tender offer would substantially reduce DeAM's profitability in providing advisory services to the Fund.

The resources and operations of DeAM, including the experience and professional qualifications of DeAM personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Investment Advisory, Management and Administration Agreement, DeAM will continue to provide the same services that it currently provides.

With regard to the Investment Advisory, Management and Administration Agreement, the Board considered that its terms, as discussed above (other than lower fee rates) are substantially identical to the terms of the previous Investment Advisory, Management and Administration Agreement. The Board concluded that any existing economies of scale enjoyed by DeAM were properly reflected in the reduced fee arrangements, and that in light of the Fund's closed-end structure there were limited opportunities for future material asset growth. In particular, the Board considered the Fund's tender offer for up to 50% of the Fund's outstanding shares that was expected to reduce the Fund's assets.

The investment performance of the Fund and DeAM, both absolute and relative to various benchmarks and industry peer groups. In this regard, the Board observed that the Fund had outperformed its benchmark in each of the three month, six month, one year and five year periods ended June 30, 2005. The Board also observed that the Fund had performed well relative to other funds in its Lipper peer group, including second quartile performance for the year ended December 31, 2004.

DeAM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes.

The nature, scope and quality of the services provided by DeAM to the Fund. In this regard, the Board considered, among other things, that the types of services to be provided under the previous Investment Advisory, Management and Administration Agreement were comparable to those typically found in agreements of such type.

The costs of the services to, and profits realized by, DeAM and its affiliates from their relationships with the Fund. In this regard, the Board considered that DeAM's future profitability would likely be lower than its estimated historic profitability as a result of the reduction in the Fund's investment management fee and reduction in the Fund's assets as a result of the tender offer noted above.

The investment management fee rates paid to DeAM relative to those payable for similar institutional accounts advised by DeAM, including differences in the scope of services typically provided to mutual funds relative to institutional accounts.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commission to acquire research services from third-party service providers.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by DeAM to compliance matters.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds, including The Brazil Fund, Inc. and The Korea Fund, Inc.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Korea Fund

Item 9 of Form N-CSR - Repurchase Disclosure

	(a)	(b)	(c)	(d)
	Total Number of	Average Price	Total Number of	Maximum Number of
Period	Shares Purchased*	Paid per Share	Shares Purchased as	Shares that May Yet Be
			Part of Publicly Announced	Purchased Under the
			Plans or Programs	Plans or Programs

July 1 through July 31, 2005	0	$0.0	n/a	n/a
August 1 through August 31	14,737,788	$31.1860	14,737,788	0
September 1 through September 30	0	$0.0	n/a	n/a
October 1 through October 31	0	$0.0	n/a	n/a
November 1 through November 30	0	$0.0	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a

Total	14,737,788	$31.1860	14,737,788	0

*

14,737,788 shares were tendered in exchange for a pro rata portion of the Fund’s portfolio securities pursuant to a tender offer, which commenced on July 8, 2005, and expired on August 19, 2005. The Fund had approved the tender offer for up to 22,350,747 of its issued and outstanding shares. These shares represent approximately 33% of the Fund's outstanding shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund at 345 Park Avenue New

York, NY 10154

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Korea Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The Korea Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006